Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this registration statement on Amendment No. 1 to Form 20-F of Talware Networx Inc., as filed with the Securities and Exchange Commission on the date hereof (the "Registration"), I, Alan Rootenberg, Principal Executive Officer and Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Registration fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Registration fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Alan Rootenberg
------------------------
ALAN ROOTENBERG
President, Chief Executive Officer, Principal Financial Officer and Director

June 18, 2004